Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors

Avon Finance No.6 Plc (the “Issuer”)

5 Churchill Place

10th Floor

London

E14 5HU

United Kingdom

The Directors

Isle of Wight Home Loans Limited (the “Seller”)

1 Churchill Place

London

E14 5HP

United Kingdom

Barclays Bank Plc (the “Sponsor”)

1 Churchill Place

London

E14 5HP

United Kingdom

Barclays Bank Plc (the “Arranger” and the “Lead Manager”)

1 Churchill Place

London

E14 5HP

United Kingdom

and the Other Managers (as defined in the agreement)

27 August 2026

1 PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT
T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk
www.pwc.com
PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

Dear Ladies and Gentlemen

Agreed-upon procedures (AUP) report of factual findings in connection with the proposed issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”).

Purpose of this AUP report

This AUP report is produced in accordance with the terms of our agreement dated 22 July 2026 (the “agreement”).

This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report(s)) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged. Pepper Advantage Limited (the “Responsible Party” or the “Mortgage Servicer”), as identified by the Seller, is responsible for the subject matter on which the agreed-upon procedures are performed.

It is the responsibility of the Mortgage Servicer on behalf of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the books and records of the Mortgage Servicer and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Seller (or the Mortgage Servicer on its behalf) to respond to the due diligence enquiries of the Arranger and the Lead Manager concerning the origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Arranger and the Lead Manager to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’

We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there are no independence requirements with which we are required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report.

The procedures in this AUP report have not been undertaken in contemplation of the professional standards of the American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP report may be used by a manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP report.

You may disclose the AUP report directly to rating agencies, provided that (i) it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, (ii) they do not acquire any rights against PwC and (iii) they will be required to sign letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP report whether via that website or otherwise.

Additionally, the Seller may file a copy of the AUP report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP report whether via EDGAR or otherwise. The AUP report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP report.

This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

London

27 August 2026

Appendix 1 to the AUP report

Procedures performed in relation to a sample of the Mortgage Loans

1.	We were provided with a data file by the Mortgage Servicer on behalf of the Seller on 2 July 2026 entitled “xf00.chl1.cdo0.BI5006_Avon4_EuroABS_Return_2605.csv” (the “Extraction File”) detailing certain attributes of a provisional portfolio of the mortgage loans as at “31 May 2026” (the “Cut-Off Date”), totalling 8,274 Loans (as identified by the AR3 data field of the Extraction File) (each a “Mortgage Loan”, together the “Mortgage Loans”,) with a total current balance of £361,909,999.90 (as identified by the “AR67” data field of the Extraction file). We have been informed that the pool of the Mortgage Loans represents the provisional Securitisation pool as at the Cut-Off Date.

2.	We selected a random sample of 445 Mortgage Loans (the “Initial Selected Sample”) from the Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria:

●	99% confidence level;
●	0% expected error rate;
●	1% maximum error rate.

You have agreed the sample size of 445 Mortgage Loans as being sufficient and appropriate for the purposes of this engagement.

3.	In addition, we selected a reserve sample of 25 Mortgage Loans (the "Reserve Sample") from the Extraction File, to be used to replace any Mortgage Loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing. None of the Mortgage Loans from the Reserve Sample were used. Therefore the 445 Loans from the Initial Selected Sample represent the “Selected Sample”.

4.	For the purposes of our testing, the mortgage system referenced in each case refers to the iConnect system (the “Mortgage System”) of the Mortgage Servicer. We have not performed any procedures to test or validate the data contained in the Mortgage System.

5.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where management of the Mortgage Servicer have provided explanations for the exceptions noted, these are included in the results column. We have not, however, performed any procedures to validate the explanations provided, unless otherwise stated.

Test	Description of Agreed Upon Procedures	Results
1.	Loan Identifier Agreed the ‘Loan Identifier’ in the ‘AR3’ data field of the Extraction File to the Mortgage System.	No differences noted.
2.	Borrower Identifier(s) Agreed the ‘Borrower ID 1’ and ‘Borrower ID 2’ in ‘AR7a’ and ‘AR7b’ data fields of the Extraction File to the Mortgage System.	No differences noted.
3.	Property Identifier Agreed the ‘Property Identifier’ in the ‘AR8’ data field of the Extraction File to the Mortgage System.	No differences noted.
4.	Loan Maturity Date Agreed the ‘Loan Maturity Date’ in the ‘AR56’ data field of the Extraction File to the Mortgage System.	No differences noted.
5.	Current Balance Agreed the ‘Current Balance’ in the ‘AR67’ data field of the Extraction File to the Mortgage System.	No differences noted.
6.	Repayment Method Agreed the ‘Repayment Method’ in the ‘AR69’ data field of the Extraction File to the Mortgage System.	No differences noted.
7.	Payment Due Agreed the ‘Payment Due’ in the ‘AR71’ data field of the Extraction File to the Mortgage System.	No differences noted.

Test	Description of Agreed Upon Procedures	Results
8.

Current Interest Type

Agreed the ‘Current Interest Type’ in the ‘AR107’ data field of the Extraction File to the Mortgage System.

For the purposes of this procedure, management requested that we use the following mapping:

1 difference noted. PwC Ref: 121

Extraction File Description	Mortgage System Description

As per the Extraction File: 2 (Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank's standard variable rate (SVR), ECB reverting to Bank’s SVR)

As a result of testing: Zero interest rate.

2	“Base Rate Tracker”
2	“Variable Rate-BoE”
2	“Variable Rate-SVR”
8	“Variable Rate-SONIA”

Management informed us that Mortgage Loans identified as non-interest bearing in the Mortgage System are reported as a value of "8" in the "AR107" data field of the Extraction File. We noted that no corresponding value was recorded in the Mortgage System for these loans. Accordingly, we were unable to perform this procedure for the 223 non-interest bearing Mortgage Loans included in the Selected Sample.

9.	Current Interest Rate Agreed the ‘Current Interest Rate’ in the ‘AR109’ data field of the Extraction File to the Mortgage System.	No differences noted.
10.

Current Interest Rate Margin

Recomputed the "Current Interest Rate Margin" by subtracting the applicable base interest rate from the "Current Interest Rate" in the "AR109" data field of the Extraction File. The applicable base interest rate was determined using the "Current Interest Rate Index" in the "AR108" data field of the Extraction File in accordance with the mapping below. Agreed the recomputed margin to the "Current Interest Rate Margin" in the "AR110" data field of the Extraction File.

For the purposes of this procedure, management requested that we use the following mapping:

AR108	Base Rate Type as per Mortgage System	Base Interest Rate	No differences noted.
9	“BOE1” or “BOE1ALWAYS” or “BOEIMM”	3.75%
11	SVR	7.63%
12	SONIAGMAC	3.85%
12	SONIAPLAT	3.75%

Management informed us that Mortgage Loans identified as non-interest bearing in the Mortgage System are reported as a value of “ND,5” in the ‘AR110’ data field of the Extraction File. We noted that no corresponding value was recorded in the Mortgage System for these loans. Accordingly, we were unable to perform this procedure for 215 non-interest bearing Mortgage Loans included in the Selected Sample.

Test	Description of Agreed Upon Procedures	Results
11.

Arrears Balance

Agreed the ‘Arrears Balance’ in the ‘AR169’ data field of the Extraction File to the Mortgage System.

For the purposes of this procedure, at managements request, negative arrears balances recorded in the Mortgage System were treated as equivalent to a value of “0” in the ‘AR169’ data field of the Extraction File.

No differences noted.
12.

Current Interest Rate Index

Agreed the ‘Current Interest Rate Index’ in the ‘AR108’ data field of the Extraction File to the Mortgage System.

For the purposes of this procedure, management requested that we use the following mapping:

No differences noted.
AR108	Base Rate Type as per Mortgage System
9	“BOE1”
9	“BOEIMM” or “BOE1ALWAYS”
11	“SVR”
12	“SONIAGMAC” or “SONIAPLAT” or “ZERO1”

13.

Litigation Status

Agreed the ‘Litigation Status’ in the ‘AR174’ data field of the Extraction File to the Mortgage System by reference to the ‘Property Identifier’ in the ‘AR8’ data field of the Extraction File.

35 differences noted. Please see Appendix 2 for details.
14.

Months in Arrears

Recomputed the "Months in Arrears" by dividing the "Arrears Balance" in the "AR169" data field of the Extraction File by the "Payment Due" in the "AR71" data field of the Extraction File and agreed the result to the "Months in Arrears" in the "AR170" data field of the Extraction File.

Where the Mortgage Loan in the Selected Sample is identified as non-interest bearing in the Mortgage System, we recomputed the “Months in Arrears” using the “Arrears Balance” and “Payment Due” data fields of the Extraction File of the related interest bearing Mortgage Loan using the ‘Property Identifier’ in the ‘AR8’ data field of the Extraction File.

For the purposes of this procedure, management informed us that the value reported in the "Months in Arrears" in the "AR170" data field of the Extraction File is truncated to two decimal places.

No differences noted.

Appendix 2 to the AUP report

Exceptions

PwC Sample Number	Litigation Status - Per the Extraction File	Litigation Status - As a result of testing
26	N	Y
33	N	Y
37	N	Y
41	N	Y
46	N	Y
83	N	Y
90	N	Y
101	N	Y
107	N	Y
115	N	Y
119	N	Y
121	N	Y
122	N	Y
133	N	Y
149	N	Y
163	N	Y
175	N	Y
180	N	Y
184	N	Y
203	N	Y
249	N	Y
255	N	Y
262	N	Y
265	N	Y
310	N	Y
315	N	Y
316	N	Y
317	N	Y
328	N	Y
334	N	Y
354	N	Y
392	N	Y
425	N	Y
435	N	Y
437	Y	N

Management comment:

These loans migrated onto iConnect from Phoebus - the system that Capita/ Western Mortgage Services (WMS) administered these loans on - in October 2025 and we had to migrate the historical litigation dates into the system for reference/ process. We have reviewed a couple of accounts 520356203 & 520659409, and as of the end of May 2026 there were no arrears on the accounts that is aligned to no arrears in AR169 and AR166 Account Status of 1, with AR174 being correct with a N marker. It appears that on migration, the aged/ expired litigation markers have not been closed off, although on all accounts reviewed there is no litigation taking place, so this is not an issue from a customer perspective. We have referred this issue to our technical team for review, but we are happy that the BoE tape for the cases reviewed is correct.

Appendix 3 to the AUP report

Engagement letter